                                                                   EXHIBIT 10.15

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                              PURCHASE AGREEMENT

                                  DATED AS OF

                                MARCH 26, 1999

                                    BETWEEN

                            WIT CAPITAL GROUP, INC.

                                      AND

                         THE GOLDMAN SACHS GROUP, L.P.


--------------------------------------------------------------------------------

                            WIT CAPITAL GROUP, INC.


                                                            As of March 26, 1999


The Goldman Sachs Group, L.P.
85 Broad Street
New York, New York  10004

                              PURCHASE AGREEMENT
                              ------------------

Dear Ladies and Gentlemen:

          The undersigned, WIT CAPITAL GROUP, INC., a Delaware corporation (the "Corporation") hereby agrees with The Goldman Sachs Group, L.P. (the
 -----------
"Purchaser"), as follows:
 ---------

1.   CERTAIN FILINGS.
     ---------------

          Prior to the Closing Date (as herein defined), the Corporation will have filed with the Secretary of State of the State of Delaware (the "Secretary
                                                                      ---------
of State") (a) a Certificate of Amendment of the Certificate of Incorporation of
--------
the Corporation in the form of EXHIBIT A attached hereto (the "Certificate of
                               ---------                       --------------
Amendment") (i) authorizing the issuance of up to 50,000,000 shares of Class B
---------
Common Stock, par value $.01 per share ("Class B Common Stock"), of the
                                         --------------------
Corporation and (ii) increasing the number of authorized shares of preferred stock, par value $.01 per share ("Preferred Stock"), of the Corporation to
                                  ---------------
104,000,000 and (b) a Certificate of Designations, Preferences and Rights, in the form of EXHIBIT B attached hereto (the "Series E Certificate"), designating
            ---------                       --------------------
a series of 24,938,870 shares of non-voting Preferred Stock to be known as "Series E Preferred Stock" (the "Series E Preferred Stock"). The Company may
                                 ------------------------
amend the form of Exhibit B to eliminate the second sentence of Section 5 thereof (and make related conforming changes to the Transaction Documents); provided that (i) provision is added to such Exhibit B for the automatic
-------------
conversion of Series E Preferred Stock, upon occurrence of a Qualifying Transfer, into shares of preferred stock substantially identical to the Series E Preferred Stock but having the voting rights specified in the second sentence of
Section 5 of such Exhibit B, and (ii) the form of Exhibit B, as so revised, is in all respects reasonably satisfactory to the Purchaser.

2.   ISSUANCE AND SALE OF SECURITIES; CLOSING.
     ----------------------------------------

          2.1  ISSUANCE OF PREFERRED SHARES AND WARRANTS.
               -----------------------------------------

          On the terms and subject to the conditions hereof, the Corporation has authorized

(a) the issuance at the Closing (as hereinafter defined) of an aggregate of 16,666,667 shares of Preferred Stock (such shares of Series E Preferred Stock being sometimes hereinafter collectively referred to as the "Preferred Shares"),
                                                             ----------------
(b) the issuance at the Closing of an aggregate of 8,053,279 warrants, each representing the right to purchase one share of Series E Preferred Stock (the "Warrants") and the issuance of up to 218,924 Additional Warrants (as
 --------
hereinafter defined), if required by Section 7.4 hereof, at the exercise price and on the other terms and conditions provided in the Warrant certificate, in the form of EXHIBIT C attached hereto (the "Warrant Certificate"), and (c) the
            ---------                       -------------------
reservation of an aggregate of 8,272,203 shares of Series E Preferred Stock (the "Reserved Preferred Shares") for issuance upon exercise of the Warrants and
 -------------------------
24,938,870 shares of Class B Common Stock and 24,938,870 shares of Voting Common Stock, in each case, for issuance upon conversion or exercise of (i) the Preferred Shares and (ii) the Reserved Preferred Shares or the Warrants (the "Reserved Common Shares").
 ----------------------

          2.2  AGREEMENT TO PURCHASE AND SELL SHARES.
               -------------------------------------

          At the Closing, upon the terms and subject to the conditions hereinafter set forth, (a) the Corporation will sell to the Purchaser and the Purchaser shall purchase from the Corporation 16,666,667 Preferred Shares at a purchase price of $1.50 per Preferred Share, and (b) the Corporation will issue to the Purchaser 8,053,279 Warrants in consideration for such purchase of the Preferred Shares and the Purchaser's agreements set forth herein, in the Stockholders' Agreement, dated as of April 8, 1999 (the "Stockholders' Agreement"), among the Corporation and the other signatories listed therein, in substantially the form of EXHIBIT D, and in the Supplemental Agreement, dated as
                          ---------
of April 8, 1999 (the "Supplemental Agreement"), between the Corporation and the
                       ----------------------
Purchaser, in substantially the form attached hereto as EXHIBIT E, and certain
                                                        ---------
cash consideration.

          2.3  THE CLOSING.
               -----------

          The closing (the "Closing") hereunder with respect to the Preferred Shares and the Warrants will take place at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 on the date of the execution of this Agreement or, if later, the date that is one business day following the satisfaction or waiver of all conditions to the Closing set forth in Sections 6 and 7 hereof (other than any such conditions which, by their terms, cannot be satisfied until the Closing), or at such other time and place as the Corporation and the Purchaser may agree. The date on which the Closing occurs is referred as to the "Closing Date."
        ------------

          2.4  DELIVERY OF SHARES TO THE PURCHASER.
               -----------------------------------

     At the Closing, the Corporation shall deliver to the Purchaser (a) a stock certificate representing 16,666,667 Preferred Shares and (b) a Warrant Certificate representing 8,053,279 Warrants, in each case registered in the name of "The Goldman Sachs Group, L.P." and dated the Closing Date, against receipt by the Corporation of a certified check payable to the

Corporation, or a wire transfer of immediately available funds, to an account designated by the Corporation, in either case in an amount equal to $25,000,000.

3.   REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.
     -------------------------------------------------

          The Corporation hereby represents and warrants to the Purchaser as follows:

          3.1  ORGANIZATION.
               ------------

          (a) The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Corporation has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and to carry out the transactions contemplated hereby. The Corporation is qualified to do business as a foreign corporation in the State of New York and is not qualified to do business as a foreign corporation in any other jurisdiction and the failure to be so qualified in any such other jurisdiction will not have a material adverse effect on the Corporation's business or financial condition.

          (b) The Corporation has only one operating subsidiary, Wit Capital Corporation, a New York corporation and has one wholly-owned non-operating subsidiary, BidPlus Corporation, a New York corporation (collectively, the "Subsidiaries"). Each Subsidiary has all requisite corporate power and
 ------------
authority to own and lease its respective properties, to carry on its respective business as presently conducted and to carry out the transactions contemplated hereby. Each Subsidiary is qualified to do business as a foreign corporation in those jurisdictions in which such qualification is necessary in order to undertake its respective business and is not qualified to do business as a foreign corporation only in such other jurisdictions in which the failure to be so qualified will not have a material adverse effect on such Subsidiary's business or financial condition.

          3.2  CAPITALIZATION.
               --------------

          The authorized capital stock of the Corporation immediately prior to the consummation of the Closing shall, subject, in each case following the date hereof, to (i) any grant of options to directors, officers, employees or consultants approved by the Board of Directors of the Corporation, (ii) the exercise or exchange of any options or warrants outstanding on the date hereof (or options or warrants granted as contemplated by subclause (i) above) for capital stock of the Corporation, and (iii) the issuance of Common Stock (as defined herein) upon conversion of any Preferred Stock (as hereinafter defined) outstanding on the date hereof, consist of:

          (a)  184,000,000 shares of Common Stock, $.01 par value ("Voting
                                                                    ------
Common Stock") of which (i) 18,823,524 shares will be validly issued and
------------
outstanding, fully paid and nonassessable, (ii) 8,997,952 shares are reserved for issuance upon conversion of the Series A Convertible Preferred Stock, $.01 par value, of the Corporation (the "Series A Preferred Stock"), (iii) 2,304,982
                                    ------------------------
shares are reserved for issuance upon conversion of the Series B Convertible Preferred Stock, $.01 par value, of the Corporation (the "Series B Preferred
                                                          ------------------
Stock"), (iv) 7,445,000 shares are reserved for issuance upon conversion of the
-----
Series C Preferred Stock, $.01 par value, of the Corporation (the "Series C
                                                                   --------
Preferred Stock"), (v) 31,333,334 shares are reserved for issuance upon
---------------
conversion of the Series D Preferred Stock, $.01 par value, of the Corporation (the "Series D Preferred Stock"), (vi) 25,000,000 will be reserved for issuance
      ------------------------
upon any transfer of shares of Class B Common Stock, or upon any conversion of shares of Series E Preferred Stock or exercise of Warrants, in each case that may become convertible into or exercisable for shares of Voting Common Stock,
(vii) 1,248,800 shares will be reserved for issuance upon exercise of the warrants identified on Schedule 3.2 other than the DFJ Warrants (as hereinafter defined) and (viii) 19,885,428 shares will be reserved for issuance to employees, officers, directors and consultants pursuant to the Corporation's 1996 Stock Option Plan (the "Plan");
                             ----

          (b) 25,000,000 shares of Class B Common Stock, of which (i) no shares will be issued and outstanding and (ii) 24,938,870 shares are reserved for issuance upon conversion of the Series E Preferred Stock and exercise of the Warrants; and

          (c) 104,000,000 shares of preferred stock, $.01 par value (the "Preferred Stock"), of which (i) 10,000,000 shares are designated as Series A Preferred Stock, of which 8,997,952 shares are validly issued and outstanding, fully paid and non-assessable, (ii) 3,000,000 shares are designated as Series B Preferred Stock, of which 2,304,982 shares are validly issued and outstanding, fully paid and non-assessable, (iii) 7,445,000 shares are designated Series C Preferred Stock, (A) of which 5,902,750 shares will be validly issued and outstanding, fully paid and non-assessable, (B) of which 852,220 shares are designated but are not issued (and are not subject to issuance) and (C) of which 690,030 shares are reserved for issuance upon exercise of Stock Subscription Warrants issued by the Corporation to Draper Fisher Jurvetson Partners, LLC and Draper Fisher Jurvetson Fund V, L.P (collectively, the "DFJ Warrants"), (iv) 31,333,334 shares are designated Series D Preferred Shares, of which 31,333,334 shares are validly issued and outstanding, fully paid and non-assessable and (v) 25,000,000 shares are designated Series E Preferred Stock, of which 16,666,667 are authorized for issuance at the Closing and 8,272,203 shares are reserved for issuance upon exercise of the Warrants.

Except pursuant to this Agreement and the Third Amended and Restated Agreement, dated as of April 8, 1999 (the "Stockholders' Agreement"), among the Corporation
                                -----------------------
and the other signatories thereto, in substantially the form attached hereto as Exhibit D, and except for Common Stock issuable (x) upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, (y) pursuant to options granted or to be granted under the Plan in the ordinary course of business consistent with past practice or (z) as set forth on Schedule 3.2 or pursuant to the Series E Certificate, there are no (i) outstanding warrants, options, agreements, convertible securities or other commitments or instruments pursuant to which the Corporation is or may become obligated to issue or sell any shares of capital stock or other securities of the Corporation, (ii) preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Corporation pursuant to any provision of law, the Certificate of Incorporation or Bylaws of the Corporation or any agreement to which the Corporation is party or otherwise or (iii) obligation (contingent or otherwise) of the Corporation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. Schedule 3.2 sets forth a list of the record holders, immediately prior to the Closing, of (a) all of the issued and outstanding shares of capital stock of the Corporation, (b) all outstanding options granted under the Plan and (c) all outstanding warrants to purchase capital stock of the Corporation. The conversion, exercise or exchange of any security of the Corporation outstanding on the date hereof, in accordance with the terms of the applicable agreement or instrument governing the issuance of such security, shall not give rise to an adjustment to the Conversion Price (in each case as defined in Section 3D of the applicable Certificate of Designations, Rights and Preferences of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock) pursuant to the terms of each such Certificate of Designations, Rights and Preferences or the exercise price of any outstanding warrant, option or other right to acquire capital stock of the Company.

          (d) Upon the purchase and sale of the Preferred Shares and the Warrants described herein, the Purchaser will hold at least 21.7% of the fully diluted common stock of the Corporation, assuming for purposes of this Section 3.2(d) the conversion of all securities convertible at any time into shares of the Corporation's common stock and the exercise of all options or warrants or other rights to purchase or receive shares of the Corporation's common stock.

          3.3  SUBSIDIARIES.
               ------------

          Each of the outstanding shares of capital stock of each Subsidiary is duly authorized, validly issued, fully paid and nonassessable and all such shares are owned by the Corporation free and clear of any lien, pledge, security interest, claim or other encumbrance.

          3.4  AUTHORIZATION.
               -------------

     The execution, delivery and performance by the Corporation of this Agreement, the Warrant Certificate, the Stockholders' Agreement, the Third Amended and Restated Registration Rights Agreement, dated as of April 8, 1999 (the "Registration Rights Agreement"), among the Corporation and the other
      -----------------------------
signatories thereto, in substantially the form attached hereto as EXHIBIT F, and the Supplemental Agreement (all of such Agreements,
   ---------
collectively, the "Transaction Documents") and the consummation of the
                   ---------------------
transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Corporation; this Agreement has been, and at Closing the Stockholders' Agreement, the Registration Rights Agreement and the Supplement Agreement shall have been duly executed and delivered by the Corporation; and this Agreement constitutes and the Stockholders' Agreement, the Registration Rights Agreement and the Supplemental Agreement will, upon execution and delivery by the other requisite parties thereto and upon the Closing, constitute, and the Warrant Certificate will, upon execution and delivery by the Corporation upon the Closing, constitute the valid and binding obligations of the Corporation, enforceable in accordance with their respective terms, except as limited by (A) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors and (B) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law. The execution, delivery and performance of each of the Transaction Documents, and compliance with the provisions hereof and thereof by the Corporation will not (a) violate in any material respect any law or statute or order, judgment or decree of any court, administrative agency or other governmental body applicable to the Corporation, any Subsidiary or their respective properties or assets, (b) except as set forth on Schedule 3.4 and subject to the approval of the amendment of the Certificate of Incorporation contemplated by Section 1 by the requisite vote or consent of the stockholders of the Corporation and the filing of the Certificate of Amendment with Secretary of State, conflict in any respect with or result in any breach of any of the terms or provisions or constitute (with due notice or lapse of time, or both) a default under the Certificate of Incorporation or By-laws of the Corporation or any Subsidiary, or any note, indenture, mortgage, lease agreement or other material agreement, contract or instrument to which the Corporation or any Subsidiary is a party or by which either of them or any of their respective properties or assets may be bound or affected, or (c) result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Corporation or any Subsidiary.

          3.5  NO CONSENT OR APPROVAL REQUIRED.
               -------------------------------

          Except as provided in Section 1 and as set forth on Schedule 3.5, no authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other person or entity is required for the valid authorization, execution and delivery by the Corporation of this Agreement or any of the other Transaction Documents or for the performance by the Corporation of its obligations hereunder or thereunder or the offer, sale or issuance of the Preferred Shares, the Warrants, the Reserved Common Shares or the Reserved Preferred Shares or the consummation of the transactions contemplated hereby or thereby.

          3.6  AUTHORIZATION OF PREFERRED SHARES AND WARRANTS.
               ----------------------------------------------

          (a) The issuance, sale and delivery of the Preferred Shares have been duly authorized by all requisite corporate action of the Corporation; and the Preferred Shares will, upon the filings contemplated by Section 1 hereof, be duly authorized and duly reserved for issuance pursuant to this Agreement, and when issued, sold and delivered in accordance with the terms of this Agreement and the Series E Certificate, the Preferred Shares will be validly issued and outstanding, fully paid and nonassessable and will not be subject to preemptive or other similar rights of the stockholders of the Corporation or others and, except as set forth in this Agreement or in the Stockholders' Agreement, will be free and clear of all liens, charges, restrictions, claims and encumbrances.

          (b) The issuance, sale and delivery of the Warrants have been duly authorized by all requisite corporate action of the Corporation; and the Warrants will, upon the filings contemplated by Section 1 hereof, be duly authorized and duly reserved for issuance pursuant to this Agreement, and when executed, sold and delivered in accordance with the terms of this Agreement and the Warrant Certificate, the Warrants will be duly executed and delivered by the Corporation and constitute the valid and binding obligations of the Corporation, enforceable in accordance with their terms, except as limited by
(A) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors and (B) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law, and will not be subject to preemptive or other similar rights of the stockholders of the Corporation or others and, except as set forth in this Agreement and the Stockholders' Agreement, will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed.

          3.7  AUTHORIZATION OF RESERVED PREFERRED SHARES AND RESERVED COMMON
               --------------------------------------------------------------
               SHARES.
               ------

          (a) The Reserved Preferred Shares will, upon the filings contemplated by Section 1 hereof, be duly authorized and duly reserved for issuance upon exercise of the Warrants in accordance with the terms thereof. When and if issued, sold and delivered in accordance with the terms of the Warrants, the Reserved Preferred Shares will be duly authorized, validly issued and outstanding, fully paid and nonassessable, and will not be subject to preemptive or other similar rights of the stockholders of the Corporation or others.

          (b) The Reserved Common Shares will, upon the filings contemplated by
Section 1 hereof, be duly authorized and duly reserved for issuance upon conversion or exercise of Preferred Shares and Warrants. When and if issued, sold and delivered in accordance with the terms of the Series E Certificate or the Warrants, as the case may be, the Reserved Common Shares will be duly authorized, validly issued and outstanding, fully paid and nonassessable and will not be subject to preemptive or other similar rights of the stockholders of the Corporation or others and, except as set forth in this Agreement or in the Stockholders' Agreement, will be free and clear of all liens, charges, restrictions, claims and encumbrances.

          3.8  FINANCIAL STATEMENTS; LIABILITIES; CHANGES.
               ------------------------------------------

          (a) Attached hereto as Schedule 3.8 are the audited consolidated balance sheet of the Corporation and the Subsidiaries as at December 31, 1998, and the related audited consolidated statements(s) of income (loss) and cash flows for the year then ended (collectively, the "Financial Statements"),
                                                  --------------------
prepared by the Corporation and compiled by Arthur Anderson LLP, the Corporation's certified public accountants (the "Accountants"). Except as
                                                 -----------
disclosed on Schedule 3.8 hereto, the Financial Statements present fairly the financial condition and the results of operations of the Corporation and the Subsidiaries, taken as a whole as of the dates and for the periods indicated in accordance with generally accepted accounting principles ("GAAP") consistently
                                                           ----
applied through all relevant periods.

          (b) Except as set forth on Schedule 3.8 hereto, since December 31, 1998, there has been no material adverse change in the assets, liabilities, financial condition, business, operations or prospects of the Corporation or any Subsidiary.

          3.9  AGREEMENTS.
               ----------

          Schedule 3.9 hereto sets forth a true and complete list of all contracts, agreements, instruments, understandings or arrangements to which the Corporation or any Subsidiary is a party or by which it is bound (i) that involve liabilities or obligations of, or payments by or to the Corporation or any Subsidiary or otherwise have a value in excess of $50,000, (ii) that involve the license to or from the Corporation or any Subsidiary of any intellectual property rights (other than licenses of, or licenses arising from purchases of, "off-the-shelf" or other standard products), (iii) between the Corporation or any Subsidiary and any of their respective officers, directors, employees or consultants, (iv) that restricts the Corporation or any Subsidiary from engaging in any aspect of its business or competing in any line of business in any geographic area, (v) that pertain to the formation of "e-syndicates", (vi) that pertain to the provision of technology services or (vii) that provide for the payment of bonuses or other deferred or special compensation to an employee or employees".

          3.10 LITIGATION.
               ----------

          Except as set forth on Schedule 3.10, there are no actions, suits, proceedings or investigations pending nor, to the knowledge of the Corporation, threatened against the Corporation or any Subsidiary by or before any court or governmental agency. The foregoing includes actions pending or, to the knowledge of the Corporation, threatened involving the prior employment of any of the Corporation's or any Subsidiary's respective employees, their use in connection with the Corporation's or any Subsidiary's respective business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

          3.11  COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS.
                -------------------------------------------------

          (a) Except as set forth on Schedule 3.11, and except in each case for such matters as would not have a material adverse effect on its assets, liabilities, financial condition, business, operations or property, each of the Corporation and the Subsidiaries (i) has at all times since its respective time of organization conducted its respective business and is conducting its respective business in compliance in all material respects with all Applicable Laws (as defined below), (ii) has, and each of its employees has, all licenses, permits, qualifications, registrations, memberships and authorizations of, and made all filings with, Governmental Authorities (as defined below) necessary for the conduct of its business as currently conducted (collectively, the "Permits"), and (iii) has at all times made and maintained records relating to
 -------
its business which comply in all material respects with Applicable Law and which accurately reflect all transactions in reasonable detail, including without limitation all books, ledgers, files, reports, plans and operating records whether maintained on electronic or magnetic media or otherwise (collectively, the "Records"). The Permits are in full force and effect, and no material
     -------
violations have been recorded in respect of any of the Permits, and no proceeding is pending or, to the knowledge of the Corporation, threatened to revoke or limit any of the Permits, with only such exceptions as would not have a material adverse effect on its assets, liabilities, financial condition, business, operations or property. Schedule 3.11 sets forth a list of each material Permit.

          (b) Neither the Corporation, any Subsidiary nor any "associated person" of the Corporation or any Subsidiary is ineligible pursuant to (S)15(b) of the Securities Exchange Act of 1934 to serve as a broker-dealer or as an "associated person" of a registered broker-dealer. Neither the Corporation nor any Subsidiary is engaged in any activity that would require it to be registered as an investment advisor under the Investment Advisers Act of 1940 or as a futures commission merchant under the Commodity Exchange Act.

          (c) Prior to the date hereof, neither the Corporation nor any Subsidiary has engaged in any trading of exchange-traded futures or options on futures for proprietary accounts or any accounts over which it has discretionary authority.

          (d) Except (i) as set forth in Schedule 3.11, (ii) for such matters as would not have a material adverse effect on the assets, liabilities, financial condition, business, operations or property of the Company or any Subsidiary, or (iii) for normal examinations conducted by a Governmental Authority in the ordinary course of business of the Corporation and its

Subsidiaries, since its respective time of organization, no Governmental Authority has initiated any investigation, inquiry or proceeding into the business or operations of the Corporation or its Subsidiaries or any employees of the foregoing and, to the knowledge of the Corporation, there is no reasonable basis for any such investigation, inquiry or proceeding. There is no unresolved violation or exception by any Governmental Authority, in each case as to which the Corporation or any Subsidiary has received written notice or which has been specifically identified to it by such Governmental Authority, with respect to any report or statement by any Governmental Authority relating to any examination of any of the Corporation or its Subsidiaries or any employees of the foregoing and, to the knowledge of the Corporation, there is no reasonable basis for any such investigation, inquiry or proceeding. There is no unresolved violation or exception by any Governmental Authority, in each case as to which the Corporation or its Subsidiaries has received written notice or which has been specifically identified to it by such Governmental Authority, with respect to any report or statement by any Governmental Authority relating to any examination of any of the Corporation or its Subsidiaries.

          (e) Each of the Corporation and its Subsidiaries have in place accounting controls, policies and procedures sufficient to ensure that their transactions are recorded in a manner which permits the preparation of financial statements in accordance with GAAP and applicable regulatory accounting requirements. Each of the Corporation and the Subsidiaries have, since their respective times of organization, made all filings required to be made by them with any Governmental Authority.

          (f) All sales and marketing materials used by the Corporation and the Subsidiaries in the conduct of their respective businesses comply in all material respects with Applicable Law, with only such exceptions as would not have a material adverse effect on their respective assets, liabilities, financial condition, business, operations or property.

          (g) For the purposes of this Agreement, (i) "Applicable Law" means any and all federal and state statutes, laws, rules, regulations, codes and ordinances of any Governmental Authority, in each case as amended and in effect from time to time and (ii) "Governmental Authority" means any federal, national or state government, political subdivision thereof or governmental or regulatory authority, agency, board, bureau, commission, court or self-regulatory organization.

          3.12  PATENTS, TRADEMARKS, ETC.
                -------------------------

          Schedule 3.12 hereto sets forth a list of all domestic and foreign patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights owned by or registered in the name of the Corporation or any Subsidiary, or with respect to which the Corporation or any Subsidiary is a licensor or licensee (and all applications therefor that are in the process of being prepared by or on behalf of the Corporation or any Subsidiary). The Corporation and each of its Subsidiaries, owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how (collectively, "Intellectual Property") necessary to the conduct of their respective businesses as presently conducted. No claim is pending and neither the Corporation nor any Subsidiary has received written notice from any third party to the effect that the operations of the Corporation or any Subsidiary infringe upon or conflict with the asserted rights of any person under any Intellectual Property. No claim is pending and neither the Corporation nor any Subsidiary has received written notice from any third party to the effect that any such Intellectual Property used under color of ownership or licensed by the Corporation or any Subsidiary, or which the Corporation or any Subsidiary uses or otherwise believes it has the right to use is invalid or unenforceable by the Corporation or any Subsidiary. To the knowledge of the Corporation, all technical information developed by and belonging to the Corporation or any Subsidiary that has not been patented has been kept confidential. Neither the Corporation nor any Subsidiary has granted or assigned to any other person or entity any right to sell or provide the services offered by the Corporation or any Subsidiary. Anything contained herein to the contrary notwithstanding, no representation or warranty is being made hereunder by the Corporation with respect to any content or information accessible through hyperlinks from the Corporation's Web site on the Internet to third party Web sites on the Internet or such third party's Intellectual Property or other rights of any person related to such content or information.

          3.13  EMPLOYEES.
                ---------

          To the knowledge of the Corporation, no employee of the Corporation or any Subsidiary is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with the Corporation or any Subsidiary or any other party as a result of the nature of the business presently conducted or proposed to be conducted by the Corporation or any Subsidiary. Neither the Corporation nor any Subsidiary has any collective bargaining agreement covering any of its respective employees. Except for the Plan or as set forth on Schedule
3.13 attached hereto, neither the Corporation nor any Subsidiary has a written employee benefit plan presently in force with respect to profit-sharing, pensions, stock options, equity rights or other similar benefits.

          3.14  TAXES.
                -----

          Except as set forth on Schedule 3.14, the Corporation and each Subsidiary has filed all tax returns when due and paid all taxes shown thereon to be due, if any, that are required to have been filed on or before the Closing with appropriate Federal, state, foreign, county and local governmental agencies or instrumentalities, including any and all payroll and withholding taxes, except where the failure to do so would not have a material adverse effect upon the business of the Corporation or any Subsidiary. Neither the Corporation nor any Subsidiary has been advised in writing (a) that any of its returns, Federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed adjustment to its Federal, state or other taxes. The Corporation and each Subsidiary have complied with all Federal, state, foreign and local information reporting requirements and have retained appropriate documentation of such compliance. The Corporation currently estimates that its consolidated Federal net operating loss from inception of the Corporation through December 31, 1998 was approximately $13,180,000. As of the date of this Purchase Agreement, such net operating loss carryforward is not subject to the limitations of Section 382 of the Internal Revenue Code of 1986, as amended.

          3.15  TITLE TO PROPERTIES.
                -------------------

          Neither the Corporation nor any Subsidiary owns any real property and all other properties (if any) owned by the Corporation are owned outright free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances, except (a) liens for current taxes not yet due and (b) minor imperfections of title, if any, not material in amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Corporation or any Subsidiary.

          3.16  REGISTRATION RIGHTS.
                -------------------

          Except as provided in the Second Amended and Restated Registration Rights Agreement, dated as of February 23, 1999, among the Corporation and each of the investors parties thereto and, as of the Closing, the Registration Rights Agreement, or as set forth on Schedule 3.16, the Corporation is not under any contractual obligation to register any of its outstanding securities.

          3.17  AGREEMENTS REGARDING CONFIDENTIAL INFORMATION, PROPRIETARY
                ----------------------------------------------------------
INFORMATION AND INTELLECTUAL PROPERTY.
-------------------------------------

          Except as set forth on Schedule 3.17, the Chief Executive Officer and each key employee of the Corporation has executed and delivered an agreement with the Corporation with respect to non-disclosure, non-competition and assignment of inventions.

          3.18  SECURITIES OFFERINGS.
                --------------------

          (a) Subject to the accuracy of the Purchaser's representations and warranties made in Section 4 hereof to the Corporation, (i) the offer, sale and issuance of the Preferred Shares to the Purchaser in conformity with the terms of this Agreement, (ii) the offer and issuance of the Warrants to the Purchaser in conformity with the terms of this Agreement and the

Warrant Certificate, (iii) the issuance to the Purchaser of the Reserved Preferred Shares issuable upon conversion of the Warrants and (iv) the issuance to the Purchaser of the shares of the Reserved Common Shares issuable upon conversion of the Preferred Shares and the Warrants, each constitute transactions exempt from the registration requirements of Section 5 of the Securities Act, and the registration or qualification requirements of any applicable state securities or "blue sky" laws.

          (b) With respect to each offering, sale and issuance of securities heretofore made by the Corporation and its Subsidiaries, each such offering, sale and issuance of securities constituted a transaction exempt from the registration requirements of Section 5 of the Securities Act, and the registration or qualification requirements of any applicable state securities or "blue sky" laws. Each such offering, sale and issuance was undertaken in compliance with all applicable securities laws.

          3.19  USE OF PROCEEDS.
                ---------------

          The Corporation intends to utilize the net proceeds from the sale of the Preferred Shares for general corporate purposes.

          3.20  BROKERS AND FINDERS.
                -------------------

          Except as set forth on Schedule 3.20, no person or entity acting on behalf or under the authority of the Corporation is or will be entitled to any broker's, finder's, or similar fee or commission in connection with the transactions contemplated by this Agreement.

          3.21  DISCLOSURE.
                ----------

          To the knowledge of the Corporation, neither this Agreement nor any Exhibit or Schedule hereto (when read together), contains an untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Except for (i) information relating to this Agreement and the transactions contemplated hereby and (ii) the ongoing development of the business of the Corporation and its Subsidiaries as contemplated therein, and taking into account the preliminary nature of the prospectus included therein, the Registration Statement of the Corporation filed with the Securities and Exchange Commission (the "SEC") on March 18, 1999 on Form S-1 (the "Registration
                                                                    ------------
Statement") does not contain an untrue statement of a material fact or omit to
---------
state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The parties agree that any changes to the Registration Statement in response to comments of the SEC staff will not be presumed to be, or not to be, material. "Wit Capital Group, Inc. Financial Projections 1999-2001" dated June, 1998, February 16, 1999 and March, 1999 and supplied to the Purchaser (the

"Other Projections") were prepared by the Corporation in good faith and the
 -----------------
financial projections and other estimates contained in the Other Projections were prepared by the Corporation based on its experience in the industry and on assumptions of fact and opinion as to future events that the Corporation, at the date of the Other Projections, believed to be reasonable, but which the Corporation cannot and does not assure or guarantee, or otherwise represent or warrant as to, the attainment of in any manner. Nothing contained in this
Section 3.21 shall diminish or derogate from any of the other representations and warranties of the Corporation contained in this Section 3.

          3.22  NO PREEMPTIVE RIGHTS.
                --------------------

          None of (i) the Corporation's issuance of the Preferred Shares, (ii) the Corporation's authorization and reservation of the Reserved Preferred Shares, (iii) the Corporation's issuance of the Warrants, (iv) the Corporation's authorization and reservation of the Reserved Common Preferred Shares, (v) the Corporation's issuance of Preferred Shares upon the exercise of the Warrants,
(vi) the Corporation's issuance of shares of its Common Stock upon conversion of the Preferred Shares and/or exercise of the Warrants, (vii) the execution and delivery of the Warrant Certificate, (viii) the Corporation's issuance of Voting Common Stock upon transfer of Shares of Class B Common Stock or (ix) the entering into on the part of the Corporation of any of the Transaction Documents or any of the other agreements and transactions contemplated herein or therein or otherwise entered into between the Corporation and the Purchaser in connection herewith or therewith will create or vest any preemptive or other similar rights, or cause any adjustment in the number of securities issuable pursuant to, or the conversion or exercise price of, any outstanding rights, to purchase, acquire or subscribe to shares in the Corporation or securities convertible into shares of the Corporation by any of the beneficial holders of shares of the Corporation or any securities convertible into, or exercisable for, shares of capital stock of the Corporation.

          3.23  YEAR 2000 COMPLIANCE .  The Corporation and the Subsidiaries
                ---------------------
have each undertaken a year 2000 compliance program which is on schedule to assure that the software and hardware operated by the Corporation and the Subsidiaries are capable of providing uninterrupted functionality to recognize, record, store, process and present calendar dates falling on or after January 1, 2000 and date-dependent data in substantially the same manner and with the same functionality as such software and hardware recognizes, records, stores, processes and presents calendar dates prior to January 1, 2000 and date-dependent data as of the date hereof. To the knowledge of the officers of the Corporation, after due inquiry, each supplier, vendor, customer, financial institution or other organization with which the Corporation or any Subsidiary conducts business has remedied or will remedy on a timely basis its own Year 2000 issues, except to the extent that any failure to remedy by any such supplier, vendor, customer, financial institution or other organization would not reasonably be expected to have a material adverse affect on the assets, liabilities, financial condition, business or results of operations of the

Corporation or any Subsidiary. Prior to the date hereof, the Corporation has discussed with the Purchaser the material steps that the Corporation and the Subsidiaries have taken to become Year 2000 compliant and the costs the Corporation expects to incur in connection therewith. There are no existing circumstances or contemplated changes in any information systems of the Corporation or any Subsidiary that would reasonably be expected to have a material adverse affect on the assets, liabilities, financial condition, business or results of operations or prospects of the Corporation or any Subsidiary.

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.
     -----------------------------------------------

          The Purchaser hereby represents and warrants to the Corporation as follows:

          4.1  AUTHORIZATION.
               -------------

          The execution, delivery and performance by the Purchaser of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Purchaser, and this Agreement has been duly executed and delivered by the Purchaser; at the Closing the Stockholders' Agreement, the Supplemental Agreement and the Registration Rights Agreement will be duly executed and delivered by the Purchaser and this Agreement constitutes, and upon execution and delivery by the Purchaser, the Stockholders' Agreement, the Supplemental Agreement and the Registration Rights Agreement, will constitute, the valid and binding obligations of such the Purchaser enforceable in accordance with their respective terms, except as limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors and (B) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law.

          4.2  INVESTMENT INTENT.
               -----------------

          The Purchaser is acquiring the Preferred Shares and the Warrants for investment and not with a view to, or for resale in connection with, any distribution thereof, nor with any present intention of distributing or reselling the same or any part thereof.

          4.3  RESTRICTED SECURITIES.
               ---------------------

          The Purchaser understands (i) that the Preferred Shares and the Warrants have not been and will not be, and any Reserved Preferred Shares issued upon exercise of the Warrants and any Reserved Common Shares issued upon conversion of the Preferred Shares or the Warrants, will not be, registered under the Securities Act or registered or qualified under any applicable state securities or "blue-sky" laws by reason of their issuance in transactions exempt from the registration requirements of the Securities Act or registration or qualification requirements any applicable state securities or "blue-sky" laws, (ii) that the Preferred Shares, any Reserved Preferred Shares issuable upon conversion thereof, and any Reserved Common Shares issuable upon conversion of the Preferred Shares or the Warrants must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or registered or qualified under any applicable state securities or "blue-sky" laws or is exempt from such registration, (iii) that the Corporation is under no obligation to so register any Preferred Shares or Warrants or, except as provided in the Registration Rights Agreement, any Reserved Preferred Shares or Reserved Common Shares issuable upon conversion thereof and (iv) that the certificate(s) evidencing the Preferred Shares, the Warrants and Reserved Preferred Shares or Reserved Common Shares issuable upon conversion thereof, will be imprinted with a legend that prohibits the transfer substantially as set forth in Section 8(b) hereof unless they are registered or such registration is not required.

          4.4  ACCESS TO INFORMATION; EXPERIENCE.
               ---------------------------------

          The Purchaser has been furnished with or has had access during the course of this transaction and prior to the Closing to all information necessary to enable the Purchaser to evaluate the merits and risks of a prospective investment in the Corporation and the Purchaser has had an opportunity to discuss with representatives of the Corporation the business and financial affairs of the Corporation and the terms and conditions of the offering and to obtain such additional information, to the extent that the Corporation possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information to which the Purchaser has had access and all questions raised by the Purchaser have been answered to the full satisfaction of the Purchaser. The Purchaser has conducted its own investigation and analysis of the business and its investment in the Preferred Shares and the Warrants. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Corporation so that it is capable of evaluating the merits and the risks of its investment in the Corporation and has the capacity to protect its own interests in making its investment in the Corporation. The Purchaser can afford to suffer a complete loss of the cash consideration paid in respect of its investment in the Preferred Shares and the Warrants.

          4.5  RULE 144.
               --------

          The Purchaser understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such person) promulgated under the Securities Act ("Rule 144") depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances only in limited amounts.

          4.6  SPECULATIVE INVESTMENT.
               ----------------------

          The Purchaser understands that the Corporation has a limited financial and operating history, that the Preferred Shares and the Warrants are a speculative investment which involve a high degree of financial risk, and that there is no assurance of any economic, income or tax benefit from such investment.

          4.7  ACCREDITED INVESTOR.
               -------------------

          The Purchaser is an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act).

5.   CONDITIONS TO OBLIGATIONS OF THE PURCHASER AT THE CLOSING UNDER THIS
     --------------------------------------------------------------------
AGREEMENT.
---------

          The obligation of the Purchaser to purchase and pay for the Preferred Shares and the Warrants on the Closing Date, is subject to the satisfaction of the following conditions on or prior to the Closing Date:

          5.1  CORPORATE PROCEEDINGS; CONSENTS; ETC.
               -------------------------------------

          All corporate and/or other proceedings to be taken by the Corporation, its officers, directors and stockholders and all waivers and consents to be obtained by the Corporation in connection with the transactions contemplated by this Agreement, the Warrant Certificate, the Stockholders' Agreement, the Supplement Agreement and the Registration Rights Agreement shall have been taken or obtained.

          5.2  BLUE SKY MATTERS.
               ----------------

          All consents, approvals, qualifications and/or registrations required to be obtained or effected under any applicable state securities or "blue-sky" laws in connection with the execution and delivery of the Preferred Shares and the Warrants shall have been obtained or effected.

          5.3  STOCKHOLDERS' AGREEMENT.
               -----------------------

          The Stockholders' Agreement shall have been executed and delivered by all of the parties thereto (including the Corporation) and shall have become effective.

          5.4  REGISTRATION RIGHTS AGREEMENT.
               -----------------------------

          The Registration Rights Agreement shall have been executed and delivered by all of the parties thereto (including the Corporation) and shall have become effective.

          5.5  SUPPLEMENTAL AGREEMENT.
               ----------------------

          The Supplemental Agreement shall have been executed and delivered by the parties hereto and shall have become effective.

          5.6  FILINGS.
               -------

          (a) The Certificate of Amendment shall have been filed with the Secretary of State.

          (b) The Series E Certificate shall have been filed with the Secretary of State.

          5.7  REPRESENTATIONS, WARRANTIES AND COVENANTS.
               -----------------------------------------

          Each representation and warranty of the Corporation shall be true and correct in all material respects as of the Closing Date as if made on and as of such date (other than representations and warranties that expressly speak only as of a prior date); the Corporation shall have complied in all material respects with its covenants and agreements to be performed at or prior to the Closing; and the Corporation shall have delivered to the Purchaser an officer's certificate of the Corporation certifying as to the foregoing matters.

          5.8  NO LITIGATION.
               -------------

          No litigation or other formal proceeding shall have been instituted or threatened seeking to enjoin any of the transactions contemplated hereby or seeking damages in respect thereof, and no injunction or temporary restraining order shall have been issued with respect to any of the transactions contemplated hereby.

          5.9  CAPITAL Z INVESTMENT.
               --------------------

          The closing of all of the transactions contemplated by that certain Stock Purchase Agreement, dated as of February 23, 1998, among the Corporation and the investors parties thereto, shall have been completed and the Corporation shall have received cash proceeds therefrom in the amount of $25,000,000.01, less expenses.

6.   CONDITIONS TO OBLIGATIONS OF CORPORATION AT THE CLOSING UNDER THIS
     ------------------------------------------------------------------
AGREEMENT.
---------

          The obligations of the Corporation to issue and sell the Preferred Shares and to issue the Warrants on the Closing Date is subject to the satisfaction of the following conditions on or prior to the Closing Date:

          6.1  CORPORATE PROCEEDINGS; CONSENTS; ETC.
               -------------------------------------

          All limited partnership and/or other proceedings, if any, to be taken by the Purchaser and its partners and all waivers and consents to be obtained by the Purchaser in connection with the transactions contemplated hereby shall have been taken or obtained.

          6.2  BLUE SKY MATTERS.
               ----------------

          All consents, approvals, qualifications and/or registrations required to be obtained or effected under any applicable state securities or "blue-sky" laws in connection with the execution and delivery of the Preferred Shares shall have been obtained or effected.

          6.3  STOCKHOLDERS' AGREEMENT.
               -----------------------

          The Stockholders' Agreement shall have been executed and delivered by the Requisite Parties and the Purchaser and shall have become effective.

          6.4  REGISTRATION RIGHTS AGREEMENT.
               -----------------------------

          The Registration Rights Agreement shall have been executed and delivered by the Requisite Parties and the Purchasers and shall have become effective.

          6.5  SUPPLEMENTAL AGREEMENT.
               ----------------------

          The Supplemental Agreement shall have been executed and delivered by each of the parties and shall have become effective.

          6.6  NO LITIGATION.
               -------------

          No litigation or other formal proceeding shall have been instituted or threatened seeking to enjoin any of the transactions contemplated hereby or seeking damages in respect thereof, and no injunction or temporary restraining order shall have been issued with respect to any of the transactions contemplated hereby.

          6.7  REPRESENTATIONS, WARRANTIES AND COVENANTS.
               -----------------------------------------

          Each representation and warranty of the Purchaser shall be true and correct in all material respects as of the Closing Date as if made on and as of such date (other than representations and warranties that expressly speak only as of a prior date); Purchaser shall have complied in all material respects with its covenants and agreements to be performed at or prior to the Closing, and the Purchaser shall have delivered to the Corporation an officer's certificate of the Purchaser certifying as to the foregoing matters.

          6.8  PAYMENT OF PURCHASE PRICE.
               -------------------------

          The Purchaser shall have delivered the Purchase Price.

7.   COVENANTS.
     ---------

          7.1  NONDISCLOSURE AND INVENTION ASSIGNMENT AGREEMENT.
               ------------------------------------------------

          (a) The Corporation shall require each future employee of the Corporation, as a condition to the employment of such employee, to execute and deliver a non-disclosure, noncompetition and assignment of inventions agreement in such form as shall be approved by the Board of Directors.

          (b) The Corporation shall require each future consultant of the Corporation, as a condition to the engagement of such consultant, to execute and deliver a non-disclosure agreement in such form as shall be approved by the Board of Directors.

          7.2  EFFORTS.  The Corporation, on the one hand, and the Purchaser, on
               -------
the other hand, shall use commercially reasonable efforts to effectuate as promptly as practicable those conditions to Closing contained in Sections 5 and 6, respectively, that are within their respective control.

          7.3  PUBLIC DISCLOSURE OF TRANSACTIONS.
               ---------------------------------

          (a) The Corporation shall not, without the prior consent of the Purchaser, directly or indirectly issue any public disclosure (including employee communications) with respect to this Agreement or the investment by Purchaser pursuant to this Agreement, except as may be required by Applicable Law, in which case the Corporation shall issue any required statement only after consulting with the Purchaser and furnishing such disclosure to the Purchaser prior to such consultation.

          (b) The Purchaser and the Corporation shall mutually agree on a press release and "tombstone" advertisement regarding the investment by Purchaser pursuant to this Agreement. The Purchaser agrees that it shall place and shall pay the costs of placing such an advertisement.

          7.4  ADDITIONAL WARRANTS.
               -------------------

          The Corporation has advised the Purchaser that a former employee (the "Former Employee"), has asserted that he remains entitled to his rights under certain options covering up to 800,000 shares of Voting Common Stock (the "Disputed Options"). The Corporation has further advised the Purchaser that the Disputed Options have been validly terminated and that the Former Employee has no rights thereunder.

          The Corporation and the Purchaser agree that if by September 25, 1999, there has not been a Final Resolution (as hereinafter defined) that the Disputed Options were validly terminated and that the Former Employee has no rights thereunder, the Corporation shall promptly issue to the Purchaser a warrant certificate, substantially in the form of the Warrant Certificate, representing 218,924 Warrants (the "Additional Warrants"). If there has been a Final Resolution that the Disputed Options were validly terminated and that the Former Employee has no rights thereunder, the Corporation shall have no obligation to issue any Additional Warrants under this Section 7.4. If there is a Final Resolution by September 25, 1999 that some but not all of the Disputed Options were validly terminated and the Former Employee is entitled to rights under some but not all of the Disputed Options, the number of Additional Warrants to be issued under this Section 7.4 shall be appropriately adjusted. See Schedule 7.4 for an example of this computation.

          There shall be no additional consideration payable in respect of the issuance of any Additional Warrants under this Section 7.4. The Corporation shall use its best efforts to cause all of its representations and warranties contained in Sections 3.4, 3.5, 3.6, 3.7, 3.18 and 3.22 of this Agreement to be true and correct, as to the Additional Warrants and the securities of the Corporation issuable upon exercise thereof, as of the date on which such Additional Warrants are issued.

          If there shall not have been a Final Resolution with respect to the validity of the termination of the Disputed Options on or prior to September 25, 1999 and Additional Warrants are issued and at any time prior to the exercise of such Additional Warrants there shall be Final Resolution that the Disputed Options were validly terminated and that the Former Employee has no rights under the Disputed Options or that some but not all of the Disputed Options were validly terminated and that the Former Employee has rights under some but not all of such Disputed Options, the Purchaser shall return to the Corporation for cancellation Additional Warrants in a number that results in a net issuance by the Corporation of total Additional Warrants equal to the number of Additional Warrants that the Purchaser would have received if such Final Resolution had occurred by September 25, 1999.

          "Final Resolution" for purposes of this Section 7.4 shall mean a final nonappealable order of a court of competent jurisdiction or a written, final settlement agreement binding upon the Corporation and the Former Employee. Additional Warrants shall be included in the definition of "Warrants" for all purposes of this Agreement and the Transaction Documents.

          If less than 218,924 Additional Warrants are issued under this Section 7.4, the

Corporation shall not issue any of the Series E Preferred Stock reserved for issuance in respect of the exercise of any of the Additional Warrants that are not issued.

8.   TRANSFER OF SECURITIES.
     ----------------------

          (a)  RESTRICTIONS ON TRANSFER.  The Purchaser acknowledges that the
               ------------------------
Preferred Shares, the Warrants, the Reserved Preferred Shares issuable upon exercise of the Warrants and the Reserved Common Shares issuable upon conversion of the Preferred Shares and the Reserved Preferred Shares or upon exercise of the Warrants have not been and will not be registered under the Securities Act, that such shares are being or will be issued pursuant to an exemption from registration under the Securities Act and that such shares constitute "restricted securities" under Rule 144. Accordingly, the Preferred Shares and the Warrants held by the Purchaser, the Reserved Preferred Shares issuable upon exercise of the Warrants and the Reserved Common Shares issuable upon conversion or exercise of the Preferred Shares and the Warrants, when issued, shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except upon the conditions specified in this Section 8 (which
   --------
provides for certain additional restrictions on transfer), which conditions are intended to ensure compliance with the provisions of the Securities Act and this Agreement.

          (b)  RESTRICTIVE LEGEND.  Each certificate for Series E Preferred
               ------------------
Stock, Warrants and Class B Common Stock issued to the Purchaser at Closing or issued hereafter upon conversion or exercise of such securities, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 8(c) and 8(d)) be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 8 OF THE PURCHASE AGREEMENT DATED AS OF MARCH 26, 1999, BETWEEN WIT CAPITAL GROUP, INC. AND THE GOLDMAN SACHS GROUP, L.P., AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER,

          VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE THIRD AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF APRIL 8, 1999 (THE "STOCKHOLDERS AGREEMENT"), A COPY OF WHICH MAY BE OBTAINED FROM WIT CAPITAL GROUP, INC. AT ITS PRINCIPAL EXECUTIVE OFFICES.

          IF THIS CERTIFICATE IS OWNED BY A "GS HOLDER" (AS SUCH TERM IS DEFINED IN THE STOCKHOLDERS AGREEMENT), THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 13 OF THE SUPPLEMENTAL AGREEMENT DATED AS OF APRIL 8, 1999 BETWEEN WIT CAPITAL GROUP, INC. AND THE GOLDMAN SACHS GROUP, L.P. UPON THE FULFILLMENT OF ALL APPLICABLE CONDITIONS, WIT CAPITAL GROUP, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF.

          (c)  NOTICE OF TRANSFER.  The Purchaser agrees, prior to any Transfer
               ------------------
of Preferred Shares, Warrants, Reserved Preferred Shares issuable upon exercise of Warrants or Reserved Common Shares issuable upon conversion of Preferred Shares and Warrants to give written notice to the Corporation of the Purchaser's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 8. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to the Corporation, of counsel for the holder of such shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Corporation), such proposed Transfer does not involve any transaction requiring registration or qualification of such shares under the Securities Act or the securities or "blue-sky" laws of any relevant state of the United States; provided, however, that no such opinion of counsel
                            --------  -------
shall be necessary for a Transfer pursuant to Rule 144. The Purchaser shall thereupon be entitled to Transfer such shares in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such shares (and each certificate or other instrument evidencing any untransferred balance of such shares) shall bear the legend set forth in Section 8 unless (a) in such opinion of counsel registration of any future Transfer is not required by the applicable provisions of the Securities Act and applicable state securities or "blue-sky" laws or (b) the Corporation shall have waived the requirement of such legends; provided, however, that such legend shall not be required on any
         --------  -------
certificate or other instrument evidencing the securities issued upon such Transfer in the event such Transfer shall be made in compliance with the requirements of Rule 144. The Purchaser shall not Transfer any Preferred Shares, Warrants, Reserved Preferred Shares issuable upon exercise of Warrants or Reserved Common Preferred Shares issuable upon conversion or exercise of Preferred Shares and Warrants until such opinion of counsel has been given (unless waived by the Corporation or unless such opinion is not required in accordance with the provisions of this Section 8).

          (d)  REMOVAL OF LEGENDS, ETC.  Notwithstanding the foregoing
               ------------------------
provisions of this Section 8, the restrictions imposed by this Section 8 upon the transferability of any shares of the capital stock of the Corporation held by the Purchaser shall cease and terminate when (a) any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by Section 8(c) and, pursuant to
Section 8(c), the securities so transferred are not required to bear the legend set forth in Section 8(b) or (b) the holder of such shares has met the requirements for Transfer of such shares pursuant to subparagraph (k) of Rule
144. Whenever the restrictions imposed by this Section 8 shall terminate with respect to any security held by the Purchaser hereunder, as herein provided, the Purchaser shall be entitled to receive from the Corporation, without expense, a new certificate representing such security not bearing the restrictive legend set forth in Section 8(b) and not containing any other reference to the restrictions imposed by this Section 8.

9.   CONFIDENTIALITY.
     ---------------

          The Purchaser agrees to and shall keep strictly confidential and will not disclose or divulge any confidential, proprietary or secret information which the Purchaser has obtained in the course of the negotiation and consummation of the transactions contemplated hereby or may obtain from the Corporation, including, by way of example and not in limitation thereof, financial statements, reports and other information and materials submitted by the Corporation as required hereunder, unless required to be disclosed by law or pursuant to any judgment, order, subpoena or decree of any court having competent jurisdiction, or unless such information is already known to the Purchaser or is or becomes publicly known, or unless the Corporation provides its written consent to the Purchaser's release of such information, except that no such written consent shall be required (and the Purchaser shall be free to release such information) (i) if such information is to be provided to the Purchaser's officers, directors, lawyers, accountants, or partners, or (ii) in respect of oral communications made to regulatory or self-regulatory authorities to which Affiliates of the Purchaser are subject. The Purchaser acknowledges that such information is for its use solely in connection with evaluating its investment in the Corporation.

10.  EXPENSES; BROKERS.
     -----------------

          (a) The Corporation, on the one hand, and Purchaser on the other hand, shall bear its own expenses in connection with the preparation for and consummation of the transactions contemplated by this Agreement.

          (b) Each party hereto shall indemnify and hold each other party hereto harmless from and against any claims, liabilities, damages or expenses incurred by such party arising from the breach of the representation and warranty made by such party hereunder with respect to brokers' or finders' fees (or any facts or circumstances constituting such breach).

11.  NOTICES.
     -------

          All notices, advices and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

          (a)  if to the Corporation, to:

          WIT Capital Group, Inc.
          826 Broadway
          Sixth Floor
          New York, NY 10003
          Attention:  Ronald W. Readmond
          Telecopier:  (212) 253-4650
          e-mail address:  RReadmond@witcapital.com

          with a copy to:

          Orrick, Herrington & Sutcliffe LLP
          30 Rockefeller Plaza
          New York, New York 10112
          Attention: Martin H. Levenglick, Esq.
          Telecopier: (212) 506-3730
          e-mail address: Levenglick@orrick.com

                         -and-

          (b)  if to the Purchaser, to:

          The Goldman Sachs Group, L.P.
          85 Broad Street
          New York, NY  10004

          Attention: David J. Greenwald, Esq.
          Telecopier:  (212) 357-5505
          e-mail address:  David.Greenwald@gs.com

          with a copy to:

          Sullivan & Cromwell
          125 Broad Street
          New York, NY  10004
          Attention:  Robert E. Buckholz, Jr., Esq.
          Telecopier:  (212) 558-3588

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received
(i) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 11, "business day" shall mean any day other than a day on which banking institutions in the State of New York are legally closed for business.

12.  SUCCESSORS AND ASSIGNS.
     ----------------------

          Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the parties hereto and the respective successors and permitted assigns of the parties hereto. Neither this Agreement, nor the rights and obligations hereunder, is assignable by any party hereto (except to a successor-in-interest by operation of law) without the prior written consent of the Corporation, except that the Purchaser may assign its rights and obligations hereunder to any wholly-owned subsidiary or to any successor in interest without consent.

13.  AMENDMENTS.
     ----------

          The terms and provisions of this Agreement may only be amended or waived either (a) with the written consent of the Corporation and the Purchaser or (b) in a writing by the party or parties against whom such amendment or waiver is sought to be enforced.

14.  ENTIRE AGREEMENT.
     ----------------

          This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

15.  TERMINATION.
     -----------

          This Agreement may be terminated by either party if the other is in material breach of this Agreement and such breach is not cured within ten days following the delivery of written notice thereof. This Agreement may be terminated by the Purchaser or by the Corporation if the Closing has not occurred by May 31, 1999; provided, that the party seeking to exercise such
                          --------
termination right is not, at such time, in material breach of this Agreement. Any termination right under this Section 15 may be exercised only by the delivery of written notice of such termination by the terminating party to the other party. No termination pursuant to this Section 15 will relieve any part of liability for its prior breach.

16.  COUNTERPARTS.
     ------------

          This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

17.  HEADINGS.
     --------

          The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

18.  GOVERNING LAW.
     -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly therein.

           [COUNTERPART SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


          IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be executed as of the date first written above.


                                        WIT CAPITAL GROUP, INC.


                                        By:
                                             Name:
                                             Title:


                                        THE GOLDMAN SACHS GROUP, L.P.


                                        By:
                                             Name:
                                             Title:

                                   SCHEDULES
                                      TO
                           STOCK PURCHASE AGREEMENT
                          DATED AS OF MARCH 26, 1999
                        BETWEEN WIT CAPITAL GROUP INC.
                       AND THE GOLDMAN SACHS GROUP, L.P.

     Except with respect to Schedule 3.9, if, and to the extent, any information that may be disclosed on any Schedule to the Stock Purchase Agreement is contained on any other Schedule, such information shall be deemed to be included on all Schedules on which such information may be included. The information on
Schedule 3.9 shall not be deemed to be included on any other Schedule. The Company shall have until April 2, 1999 to review the disclosure on Schedule 3.9 to determine whether any of the information on said Schedule 3.9 should have been included on any other Schedule and shall have until that date to furnish to the Purchaser any other Schedule revised to include such information from
Schedule 3.9; provided that prior to the Closing the Company shall take whatever steps are required to permit it to bring down its representations and warranties to the Closing as required by Section 5.7 of the Purchase Agreement on the basis of the Schedules in the form that they are attached to the Purchase Agreement at the time of execution (and with the disclosures on Schedule 3.9 not being deemed to be included on any other Schedule) and without regard to any revised Schedules that the Company may deliver to the Purchaser on or prior to April 2, 1999.

     The inclusion of any information on any Schedule shall not be deemed to be an admission or acknowledgment by Wit Capital Group, Inc. (the "Company") that such information is material to or outside the ordinary course of business of the Company. Nothing herein constitutes an admission of liability or obligation of the Company or an admission against the Company's interest. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Stock Purchase Agreement.

                                 SCHEDULE 7.4
                                 ------------

The number of Additional Warrants issued to the Purchaser shall, after giving effect to the number of Disputed Options not validly terminated, enable the Purchaser to maintain fully-diluted ownership of 21.7% (based on the number of fully-diluted common shares outstanding immediately after the Closing and the number of Disputed Options not validly terminated). The formula for calculating the number of Additional Warrants is as follows:

     0.217 =     24,719,946 + AW
              ---------------------
              113,906,746 + DO + AW


where DO is the number of Disputed Options that are not validly terminated and AW is the number of Additional Warrants. 24,719,946 is the number of Series Preferred E Shares and Warrants owned by the Purchaser, and 113,906,746 is the number of fully-diluted common shares outstanding immediately after the Closing.

For example, if a Final Resolution determines that 200,000 Disputed Options were validly terminated and that 600,000 Disputed Options were not validly terminated, the Company would issue to the Purchaser 163,497 Additional Warrants, calculated as follows:

     0.217 =       24,719,946 + AW
             --------------------------
             113,906,746 + 600,000 + AW

     0.217*(114,506,746+AW)=24,719,946+AW

     24,847,964+0.217*AW=24,719,946+AW

     0.783*AW=128,018

     AW=163,497

                      ___________________________________



                              FIRST AMENDMENT TO



                              PURCHASE AGREEMENT



                           Dated as of April 9, 1999



                                    between



                            Wit Capital Group, Inc.



                                      and



                         The Goldman Sachs Group, L.P.



                      ___________________________________

                              FIRST AMENDMENT TO
                              PURCHASE AGREEMENT

          This FIRST AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is
                                                            ---------
entered into as of April 9, 1999 and is by and between Wit Capital Group, Inc. (the "Corporation") and The Goldman Sachs Group, L.P. (the "Purchaser").
      -----------                                           ---------

                              W I T N E S S E T H
                              -------------------

          WHEREAS, the parties hereto (the "Parties") are the parties to that certain Purchase Agreement dated as of March 26, 1999 (the "Purchase Agreement"); and

          WHEREAS, the Parties wish to amend the Purchase Agreement as hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and on the terms and subject to the conditions herein set forth, the Parties, intending to be bound, hereby agree as follows:

          Section 1.  Definitions.  Capitalized terms not otherwise defined
                      -----------
herein shall have the meanings ascribed to such terms in the Purchase Agreement.

          Section 2.  Amendment of Purchase Agreement.  The Purchase Agreement
                      -------------------------------
is hereby amended as follows:

          (a) Section 2.2 of the Purchase Agreement is hereby amended by deleting the words "as of the date hereof" in the sixth and eighth lines of such Section and replacing each such occurrence of such words with the words "as of the Closing Date".

          (b) Section 3.2(a) of the Purchase Agreement is hereby amended by deleting the number "50,000,000" occurring in the tenth line of such Section and replacing therewith the number "25,000,000" and by replacing the number "20,000,000" in the fifteenth line of such section and replacing such number with the number "19,885,428".

          (c) Section 3.2(b) of the Purchase Agreement is hereby amended by deleting the number "50,000,000" occurring in the first line of such Section and replacing such number with the number "25,000,000".

          (d) Section 3.2(c) of the Purchase Agreement is hereby amended by deleting the words "as of the date hereof" in the second line of such Section and replacing such words with the words "as of the Closing Date".

          (e) Section 3.4 of the Purchase Agreement is hereby amended by deleting the term "as of the date hereof" in the third line of such Section and replacing such words with the words "as of the Closing Date".

          (f) Section 3.20 of the Purchase Agreement is hereby amended by deleting the first word of such Section and replacing such word with the words "Except as set forth on Schedule 3.20, no".

     (g) Section 7.4 of the Purchase Agreement is hereby amended by inserting the words "a warrant certificate, substantially in the form of the Warrant Certificate, representing" between the word "Purchaser" and the number "218,924" in the fourth line of the second paragraph of such Section.

          (h) The term "Transaction Documents", as used in the Purchase Agreement, shall refer to each of (i) the Purchase Agreement, (ii) this Amendment, (iii) the Warrant Certificate, (iv) the Stockholders Agreement, (v) the Registration Rights Agreement, (vi) the Supplemental Agreement, (vii) the Registration Rights Forbearance Agreement, dated the Closing Date, among the Purchaser, CFM Consulting, Inc., Lloyd H. Feller, Robert H. Lessin, Mark Loehr, Robert Mendelson and the Corporation, (viii) the Letter Agreement, dated the Closing Date, between the Corporation and the Purchaser relating to the reservation by the Corporation of certain shares of its capital stock and (ix) the Settlement Agreement and Release, dated April 8, 1999, among the Corporation, CFM Consulting, Inc. and Andrew D. Klein.

          (i) Section 8(b) of the Purchase Agreement is hereby amended by deleting the term "April __, 1999" from the seventeenth line of the first subparagraph of such Section and from the fifth line of the second subparagraph of such Section and replacing each such occurrence of such term with the term "April 9, 1999".

     (j) The disclosure schedules to the Purchase Agreement are hereby deleted in their entirety and replaced with the disclosure schedules attached hereto as Annex A.

          Section 3.  Effect.  Except as amended hereby, the Purchase Agreement
                      ------
shall remain in full force and effect in all respects.

          SECTION 4.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                      -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARITIES HEREUNDER SHALL BE DETERMINED IN

ACCORDANCE WITH SUCH LAWS.

          Section 5.  Counterparts.  This Amendment may be executed in two or
                      ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the Parties have hereunto signed their names in the space provided below.



                              Wit Capital Group, Inc.



                              By: _________________________
                                  Name:
                                  Title:



                              The Goldman Sachs Group, L.P.


                              By: _________________________
                                  Name:
                                  Title:

                            Wit Capital Group, Inc.
                                 826 Broadway
                                  Sixth Floor
                           New York, New York 10003



                                    April 9, 1999


The Goldman Sachs Group, L.P.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     Reference is made to the Purchase Agreement (the "Purchase Agreement"), dated as of March 26, 1999, between Wit Capital Group, Inc. ("Wit") and The Goldman Sachs Group, L.P. ("GS Group"). The parties hereto intended that the Purchase Agreement provide that Wit would be obligated to authorize, reserve and keep reserved for issuance (i) 50,000,000 shares of its Class B Common Stock for issuance upon conversion of shares of the Series E Preferred Stock and (ii) 50,000,000 shares of Common Stock for issuance upon conversion of shares of the Class B Common Stock and Series E Preferred Stock. The authorization of the Class B Common Stock requires an amendment to Wit's Certificate of Incorporation, which, in turn, requires the approval of the shareholders of Wit. Wit has sought authorization from its shareholders for the authorization of 25,000,000 shares of Class B Common Stock. The parties hereto acknowledge that obtaining shareholder authorization for the number of shares of Class B Common Stock originally specified in the Purchase Agreement could materially delay the Closing. In order to prevent a delay of the Closing to obtain such shareholder approval, GS Group has agreed to modify the Purchase Agreement to require that Wit reserve 25,000,000 shares of Common Stock and 25,000,000 shares of Class B Common Stock in consideration of the agreements and covenants of Wit herein contained.

     In consideration of the premises set forth above, Wit hereby covenants and agrees that it shall not issue any securities or undertake any stock split, stock dividend or like dividend or distribution, recapitalization or similar stock issuance (each, a "Stock Issuance Transaction") if the number of shares of Common Stock or Class B Common Stock issuable as a result of such Stock Issuance Transaction upon the conversion of the outstanding shares of the Series E Preferred Stock and exercise of the outstanding Warrants, when added to the number of outstanding shares of Class B Common Stock (such sum being the "Total Number of Common

Equivalents"), exceeds the number of authorized shares of Class B Common Stock or the number of shares of Common Stock reserved for issuance upon the conversion of the Preferred Stock and Class B Common Stock and exercise of the Warrants unless, in each case, Wit takes all necessary corporate action (including obtaining shareholder approval and amending its certificate of incorporation) to increase the number of authorized shares of Common Stock, Class B Common Stock, or both, as necessary, such that the number of authorized shares of Class B Common Stock and the number of shares of Common Stock so reserved for issuance equals or exceeds the Total Number of Common Equivalents.

     Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     This Agreement shall bind and inure to the benefit of the parties hereto. The parties hereto may not assign their rights and obligations hereunder without obtaining the prior written consent of the other party; provided, however, that
                                                        --------  -------
Wit may assign its rights and obligations hereunder to a wholly-owned subsidiary as part of a corporate reorganization pursuant to which such subsidiary will conduct the business theretofore conducted by Wit and GS Group may assign its rights and obligations hereunder to any Affiliate or to any entity to which it transfers all or substantially all of its assets or to any entity into which it merges. The rights and obligations of GS Group hereunder shall inure to its successors.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARITIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     This Agreement and the Transaction Documents constitute the entire agreement and understanding, and supersede all prior agreements and understandings (both written and oral) with respect to the subject matter hereof between GS Group on the one hand and Wit on the other hand.


                           [SIGNATURE PAGE FOLLOWS]

    If the foregoing is in accordance with your understanding, please sign and return this letter to us, and upon acceptance hereof by you this letter shall constitute a binding agreement between you and us.


                                    Very truly yours,

                                    THE GOLDMAN SACHS GROUP, L.P.


                                    By:
                                           Name:
                                           Title:


Accepted as of the date hereof:

WIT CAPITAL GROUP, INC.



By:
      Name:
      Title: